Common stock offering	12 Months Ended
Dec. 31, 2012
Common stock offering [Abstract]
Common Stock Offering
(16) Common stock offering

On July 6, 2011, the Company completed a public offering of 15,640,000 shares of common stock, $1 par value per share. The 15,640,000 shares included 2,040,000 additional shares of common stock as a result of the underwriters exercising their over-allotment option. The common stock was sold at $4.60 per share. Net proceeds from the offering, after direct costs, were $67.6 million.